Post-Employment and Other Long-Term Employees Benefits - Weighted Average Assumptions Used in Determination of Benefit Obligation and Plan Assets (Details)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Benefit Obligation [Abstract]
Discount rate	3.86%	3.73%	4.18%
Salary increase rate	2.40%	2.17%	2.31%
Net Periodic Benefit Cost [Abstract]
Discount rate	3.73%	4.18%	1.84%
Salary increase rate	2.17%	2.31%	2.27%
Expected long-term rates of return on plan assets	3.01%	2.66%	3.19%